Exhibit 10.13

Oceaneering Retirement Investment Plan
TRUST AGREEMENT

TABLE OF CONTENTS
Article I - GENERAL    3
Sec. 1.1    Acceptance of Trust    3
Sec. 1.2    Part of Plan    3
Sec. 1.3    Participating Employers    3
Sec. 1.4    Certification of Fiduciaries and Administrator    3
Sec. 1.5    Construction and Applicable Law    4
Article II - TRUST FUND    4
Sec. 2.1    Composition    4
Sec. 2.2    Contributions    4
Article III - TRUSTEE    5
Sec. 3.1    General Responsibility    5
Sec. 3.2    Duties of Trustee    5
Sec. 3.3    Appointment of Ancillary Trustees and Custodians    6
Sec. 3.4    Compensation and Expenses    6
Sec. 3.5    Records and Accountings    6
Sec. 3.6    Record Retention    7
Article IV - INVESTMENTS    7
Sec. 4.1    General Scope of Trustee Powers    7
Sec. 4.2    Appointment of Investment Manager    10
Sec. 4.3    Directions of a Named Fiduciary    12
Sec. 4.4    Directions by Participants and Beneficiaries    14
Sec. 4.5    Loans to Participants    15
Sec. 4.6    Voting and Tendering of Employer Securities    15
Article V - CO-TRUSTEES    16
Sec. 5.1    Co-trustee    16
Sec. 5.2    Bonding    16
Article VI - CHANGE IN TRUSTEE    17
Sec. 6.1    Resignation    17
Sec. 6.2    Removal    17
Sec. 6.3    Successor    17
Sec. 6.4    Duties on Succession    17
Sec. 6.5    Changes in Organization of Trustee    17
Article VII - MISCELLANEOUS    18
Sec. 7.1    Benefits May Not Be Assigned or Alienated    18

Sec. 7.2    Incompetent Payee    18
Sec. 7.3    Evidence    18
Sec. 7.4    Written Direction    18
Sec. 7.5    Dealings of Others with Trustee    18
Sec. 7.6    Audits    19
Sec. 7.7    Trustee Warranty Against Conviction    19
Sec. 7.8    Corporate Change and Litigation    19
Sec. 7.9    Successors    19
Sec. 7.10    Waiver of Notice    19
Sec. 7.11    Headings    19
Sec. 7.12    Use of Compounds of Word “Here”    19
Sec. 7.13    Construed as a Whole    19
Sec. 7.14    Counterparts    19
Sec. 7.15    Fees Paid to Trustee and Affiliates    19
Sec. 7.16    Information Exchange and Security    20
Sec. 7.17    Force Majeure    20
Article VIII - AMENDMENT AND TERMINATION    20
Sec. 8.1    No Diversion    20
Sec. 8.2    Amendment    21
Sec. 8.3    Termination of Plan    21
Sec. 8.4    Transfer to Other Funding Agency    21

OCEANEERING RETIREMENT INVESTMENT PLAN
TRUST AGREEMENT
(Directed Trustee)
This Trust Agreement is made and entered into as of December 31, 2013 for the Oceaneering Retirement Investment Plan (the “Plan”) by and between Oceaneering International, Inc. (the “Employer”) and Wells Fargo Bank N.A. (the “Trustee”);
WITNESSETH:
WHEREAS the Employer has established the Plan related to this Trust Agreement; and
WHEREAS the Employer has appointed the Trustee to serve as trustee with respect to the Plan pursuant to the trust hereby evidenced in this Trust Agreement (the “Trust”);
NOW, THEREFORE, in consideration of mutual covenants and agreements herein contained, the parties agree as follows:

Article I -	GENERAL
Sec. 1.Acceptance of Trust
. The Trustee accepts its appointment as such. Such trusteeship and the terms hereof shall be effective only after the later of the date the Trust Agreement is executed or the date the Trustee has received the assets constituting the Trust from any predecessor trustee. The Trustee shall have no duties or responsibilities over any assets it does not receive.
Sec. 2.Part of Plan
. This Trust forms a part of the Plan, and is used to fund benefits thereunder. The Employer warrants that it has furnished the Trustee with a true and correct copy of the Plan as currently in effect. The Employer agrees that promptly upon the adoption of any amendment to the Plan it will furnish the Trustee with a copy of the amendment and with appropriate evidence of its due adoption. No amendment of the Plan may change the rights, duties, and liabilities of the Trustee without its written consent. The Trustee may rely on the latest Plan documents in its possession without further inquiry or verification. If any provision of the Plan conflicts with any provision of the Trust, the provisions of the Trust shall control.
Sec. 3.Participating Employers
. If the Plan provides that additional employers may participate in the Plan, and any such additional employers are actually covered by the Plan, the Employer and the other employers are referred to herein as the “Participating Employers.” The Employer, as Plan Administrator, has the authority to act for all participating employers designated under the Plan, if any, with respect to the execution of this Agreement. Any expenses connected with the operation or administration of the Trust Fund may be apportioned among the Participating Employers in any manner determined by the Employer in its discretion. All indemnifications herein shall be made jointly and severally by the Participating Employers. Sec. 8.1 shall apply separately to each Participating Employer.
Sec. 4.Certification of Fiduciaries and Administrator
. The Employer will certify to the Trustee the name of the entity or person(s) who has the authority to direct the Trustee as to the investment of the Trust Fund, as well as the name of the person or persons who have the authority on behalf of the Employer to communicate with the Trustee with respect to any other matter relating to the Trust. The Employer acknowledges that it is the Administrator and Named Fiduciary of the Plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Trustee shall recognize the Employer in both such capacities unless and until receipt from the Employer of a certification evidencing the appointment of some other person or persons as Administrator or Named Fiduciary. The Employer shall provide the Trustee with a specimen signature of each of the persons referred to above. The Trustee may rely on the latest relevant certification without further inquiry or verification.
Sec. 5.Construction and Applicable Law
. This Trust is intended to constitute a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and to be entitled to tax exemption under Section 501(a) thereof. The Trustee may assume, until advised to the contrary, that the Trust is so qualified and is entitled to such tax exemption. It is also intended that this Trust be in full compliance with applicable requirements of ERISA. This Trust Agreement shall be construed and administered consistent with such intent. It shall also be construed and administered according to the laws of the state of North Carolina to the extent that such laws are not preempted by the laws of the United States of America; and all controversies, disputes, and claims arising hereunder shall be submitted to a United States Federal District Court in a district covering such state or part thereof. Capitalized terms, unless defined herein, shall have the same meaning as in ERISA.

Article II -	TRUST FUND
Sec. 1.Composition
. All property acceptable to the Trustee and received by it to be held in trust hereunder, together with all investments made and all earnings and accumulations thereon, shall be held and administered by the Trustee, in trust, in a fund referred to herein as the “Trust Fund,” in accordance with the terms and provisions hereof. The Trust Fund shall be held, administered, and disbursed by the Trustee without distinction between principal and income. Assets transferred from a predecessor trustee shall remain invested in the same investments, including in any equity securities of the Trustee, as the predecessor trustee had utilized unless the Named Fiduciary or Investment Manager directs the Trustee otherwise. Notwithstanding the preceding sentence, debt securities of the Trustee shall be disposed of as directed by the Named Fiduciary or Investment Manager unless such securities are held in an account managed by a qualified professional asset manager pursuant to prohibited transaction class exemption 84-14 or subject to another prohibited transaction exemption.
Sec. 2.Contributions
. The Trustee shall accept and deposit cash received on behalf of the Trust (e.g., transfer from a prior Trustee, contributions, and loan repayments) upon written direction from the Employer or its authorized agent. The Trustee shall have no duty to require any contributions to be made to it, to determine that the contributions (including rollover contributions) received by it comply with the provisions of the Plan or with any resolution of the board of directors of the Employer providing therefor, or to collect any contributions payable to it pursuant to the Plan. The Trustee shall be a directed trustee with respect to contributions pursuant to ERISA §403(a)(1) and the Plan Administrator shall be the fiduciary responsible for directing the Trustee regarding any obligation to collect contributions. The responsibilities of the Trustee shall be limited solely to the property actually received by it.

Article III -	TRUSTEE
Sec. 1.General Responsibility
. The general responsibilities of the Trustee shall be as follows:

(a)Except as expressly otherwise provided herein, the entity designated by the Employer shall manage and control the assets of the Plan held in the Trust Fund, and the Trustee shall be subject to the directions of the Employer as Named Fiduciary or an Investment Manager, if applicable, at all times regarding the investments of the Trust Fund and other matters noted herein. Subject to such direction, The Trustee shall generally have all of the powers of owners with respect to securities or properties held in the Trust Fund and the Trustee shall have no authority or power to exercise discretion as to the selection and retention of investments of the Trust Fund or the acquisition or disposition of any portion of the Trust Fund. Such discretion and authority shall rest solely with the Employer as Named Fiduciary or the Investment Manager responsible for such investments, or with Participants and Beneficiaries if the Plan allows them to direct the investment of their accrued benefit. The Trustee shall not be liable for any losses incurred upon investments, provided the Trustee executes the directions of the Employer as Named Fiduciary, Investment Manger, or Participant or Beneficiary, as applicable, pursuant to the terms of the Trust.
(b)The Trustee shall hold, administer, invest and reinvest, and disburse the Trust Fund in accordance with the powers and subject to the restrictions stated herein.
(c)The Trustee shall disburse monies and other properties from the Trust Fund on direction of the Plan Administrator at the time or times to the payee or payees specified by the Plan Administrator in directions to the Trustee in such form as the Trustee may reasonably require. Such directions may also be issued by a recordkeeper for the Plan acting as agent for the Plan Administrator for this purpose. The Trustee shall be under no liability for any distribution made by it pursuant to such directions and shall be under no duty to make inquiry as to whether any distribution made by it pursuant to any such direction is made pursuant to the provisions of the Plan. The receipt by the payee shall constitute a full acquittance to the Trustee. The Trustee shall have no responsibility or liability to find Participants and Beneficiaries who have not claimed benefits due to them; such responsibility shall rest solely with the Plan Administrator.
(d)The Trustee in its capacity as such shall have no responsibility or authority with respect to the operation and administration of the Plan, and the rights, powers and duties of the Trustee shall be governed solely by the terms of this Trust Agreement without reference to the provisions of the Plan, except for Plan provisions specifically referred to by this Trust Agreement.
Sec. 2.Duties of Trustee
. The Trustee shall discharge its duties with respect to the Trust solely in the interests of the Participants and Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.
Sec. 3.Appointment of Ancillary Trustees and Custodians
. The Employer may name an individual or corporate trustee as ancillary trustee of any property of the Trust Fund if the Trustee consents to the appointment. Naming of such ancillary trustee shall be subject to formal appointment thereof by the Employer. Any ancillary trustee so appointed shall have such rights, powers, discretion, responsibilities, and duties as are delegated to it in the instrument evidencing the appointment. Any such ancillary trustee shall be answerable to the Trustee for all monies, assets, or other property entrusted to it or received by it in connection with the administration of the Trust. The Employer may remove any such ancillary trustee and may appoint a successor at any time or from time to time as to any or all of the assets, in each case subject to formal appointment of the successor by the Employer. Any instrument designating an ancillary trustee may contain such provisions with respect to payment of income and principal to the Trust, payment of expenses with respect to ancillary trust property, termination of the ancillary trust, and administrative powers of the ancillary trustee as the Employer, in the exercise of its discretion, may deem appropriate and consistent with the provisions of this Trust Agreement. The Employer, with the Trustee’s consent, may also direct the Trustee to utilize the services of a corporate custodian to maintain custody of all or a portion of the Trust Fund. The Trustee shall not be liable for any acts or omissions of any custodian appointed by the Employer and the Employer agrees to indemnify and hold the Trustee harmless against any liability arising out of the acts or omissions of any custodian that the Employer directs the Trustee to utilize.
Sec. 4.Compensation and Expenses
. The Trustee shall receive reasonable compensation for services provided under this agreement as agreed to from time to time with the Employer. The Trustee shall be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of such services. Such compensation and reimbursements shall be paid from the Trust Fund if not paid directly by the Employer, and shall constitute a lien upon the Trust Fund until paid.
Sec. 5.Records and Accountings
. The following provisions shall apply to the records and accounting for the Trust:
(a)The Trustee shall keep accurate records and accounts of all investments, receipts, and disbursements, and other transactions hereunder, and all records, books, and accounts relating thereto shall be open to inspection by any person designated by the Employer at all reasonable times. As soon as reasonably practicable following the close of each annual accounting period of the Trust, and as soon as reasonably practicable after the resignation or removal of a Trustee has become effective, the Trustee shall file with the Employer and with the Plan Administrator a written or electronic account setting forth all investments, receipts, disbursements, and other transactions effected by it during such year, or during the part of the year to the date the resignation or removal is effective, as the case may be, and containing a description of all securities purchased and sold, the cost or net proceeds of sale, the securities and investments held at the end of such period, and the cost of each item thereof as carried on the books of the Trustee. If the fair market value of an asset in the Trust Fund is not available when necessary for accounting or reporting purposes, the fair value of the asset shall be determined in good faith by the Plan Administrator, assuming an orderly liquidation at the time of such determination. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in an accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.
(b)Upon the expiration of ninety (90) days from the date of filing such annual or other account, the Trustee shall be forever released and discharged from any liability or accountability to anyone with respect to the propriety of its acts or transactions shown in such account except with respect to any acts or transactions as to which the Plan Administrator shall within such ninety-day period file with the Trustee a written statement claiming negligence, willful misconduct or lack of good faith on the part of the Trustee. With respect to alleged breaches under ERISA (and amendments thereto), the Trustee shall be entitled to rely upon the statutes of limitations set forth therein.
Sec. 6.Record Retention
. The Trustee shall retain its records relating to the Trust as long as necessary for the proper administration thereof and at least for any period required by ERISA or other applicable law.

Article IV -	INVESTMENTS
Sec. 1.General Scope of Trustee Powers
. The Trustee shall have all powers necessary for the performance of its duties, and pursuant to directions of an entity or person(s) properly authorized to direct the Trustee, the Trust Fund may be invested in any securities and other property of whatsoever kind and nature. However, no investments may be directed by a Participant or Beneficiary in any “collectible” as defined in Code Section 408(m). The Trustee shall have the following rights and powers:

(a)To Carry Securities in Nominee Form. To purchase, hold and carry investments for the Trust Fund in the name of the Trustee, or in the name of any nominee or nominees selected by the Trustee, without Trust designation in any such case.
(b)To Vote Securities. To execute and deliver, on behalf of the Trust, any vote or proxy or similar rights incident to ownership of any securities held by the Trust, provided that such securities shall be voted only to the extent and as directed (i) in the case of securities held in Participant directed accounts, by the Participant or Beneficiary if the Plan permits Participants and Beneficiaries to vote such securities, (ii) in the case of an Investment Account, by the Investment Manager for that account, and (iii) in all other cases, by the Employer. If no written voting directions from the applicable entity or individual are timely received by the Trustee, such security shall not be voted. Notwithstanding the foregoing, Employer Securities shall be voted in accordance with Sec. 4.6. For purposes of this Trust, “similar rights incident to ownership” shall include the tender of shares, exercise or sale of stock or subscription rights or conversion privileges, opposition or consent to join in any plan of reorganization, including becoming a member of any stockholder’s or bondholder’s committee, or acceptance of new securities issued pursuant to any plan of reorganization, liquidation, merger or consolidation, or any other corporate action.
(c)To Segregate Funds for Proper Purposes. To segregate any parts or portion of the Trust Fund in the investment selected by the Employer, Investment Manager, or Participant or Beneficiary, as applicable, for ease of proper administration.
(d)To Sue and Defend and Be Indemnified on That Account. To institute or defend any proceedings at law or in equity concerning the Trust Fund or the assets thereof at the sole cost and expense of the Trust Fund, and except as provided below, to compromise, settle and adjust any claims or liabilities asserted by or against the Trust Fund or the Trustee on such terms and for such sums or amounts as the Trustee shall deem proper; provided, however, that any action initiated by the Trustee arising out of the investment of Plan assets shall be commenced only upon written directions of the Employer. The Employer shall also have the sole fiduciary responsibility to determine whether the Trust should participate as a class member in a class action lawsuit and hereby directs the Trustee to opt in to such classes unless the Employer notifies the Trustee otherwise. The Employer hereby indemnifies and holds the Trustee harmless against all expenses and liabilities which the Trustee may sustain or anticipate sustaining when instituting, maintaining, or defending any suit, action or other legal proceedings.
(e)To Purchase, Sell or Otherwise Dispose of Assets as Directed. To purchase, sell, exchange, or otherwise dispose of any investment of the Trust Fund, or of the several beneficial interests, but solely for such price and on such terms as the Employer, Investment Manager, or Participant or Beneficiary, as applicable, may direct.
(f)To Employ Agents, Servants and Attorneys. To select and employ or retain such agents, servants, or attorneys as necessary or advisable in connection with the management and operation of the Trust herein created, and to pay fees, commissions, or salaries incurred on account thereof from the Trust as an expense of trust administration.
(g)To Value Assets and the Trust Fund.
(1)To determine, as of the last day of each Plan Year and on such additional dates as designated by the Plan, the fair market value of the assets of the Trust Fund which are publicly traded, as defined in Treas. Reg. §54.4975-7(b)(iv). The Trustee is directed to reflect Plan assets received through an in-kind transfer from a prior trustee in the Trust records of the Plan at the cost basis provided by the prior trustee and market value as of the date of transfer. The Trustee may rely on valuations provided to it from investment funds without undertaking an independent valuation of such funds. The Trustee shall similarly determine the value of Trust assets invested in its or its affiliate’s common or collective funds. The Plan Administrator shall have the sole fiduciary responsibility to value all other Trust assets, including employer securities, that are not publicly traded as defined above. The Plan Administrator shall be responsible for hiring an independent appraiser to assist it in its valuation responsibilities to the extent required by law or the Plan, deemed prudent by the Plan Administrator. The Plan Administrator shall provide to the Trustee for the preparation of any trust reports the value of any assets over which it has valuation responsibility along with any additional information as requested. The Plan Administrator may have a third party record keeper act as its agent to inform the trustee of the value of any asset over which it has valuation responsibility (e.g., participant loans). Any valuation made by the Trustee or Plan Administrator in good faith shall be binding and conclusive upon all parties to the Plan and this Trust Agreement and upon all persons interested or who may become interested, directly, or indirectly, in the Trust hereby created.
(2)As a matter of convenience, the Trustee may include on its reports the value of assets for which it does not maintain custody, including but not limited to investments in common or collective funds not administered by the Trustee, limited partnerships, and unregulated investment funds (“Special Investment”). The Trustee may account for a Special Investment by means of “mirror image” recordkeeping in order to include the Special Investment’s value on a composite statement for the Plan that includes all of the Plan’s other investments. The Employer directs the Trustee to report those assets solely as a recordkeeping item on the account statements. The Trustee is not responsible for the accuracy of the information provided by the asset’s custodian or other source, and does not certify that any information provided by the custodian or other source is true or correct, notwithstanding any subsequent statement to the contrary regarding the Special Investment. The Employer agrees to indemnify and hold the Trustee harmless from any and all liability resulting from errors caused by inaccurate reporting, failure of the asset’s custodian to provide accurate information, and other errors and omissions related to the information supplied to the Trustee by the asset’s custodian or other reporting source.
(h)To Distribute Beneficial Interests. To pay to Participants or their designated Beneficiaries all or a portion of the Participants’ beneficial interests in the Plan at the direction of the Plan Administrator, and to withhold and pay any taxes due to the proper taxing authority as required by law.
(i)To Pay Fees and Expenses. To pay from the Trust Fund all costs, fees, expenses, taxes, and other charges and expenses of administration and distribution of the Trust Fund, including the trustee’s own fees, to the extent such amounts are not paid directly by the Employer. The Trustee shall further be entitled to reimburse itself for or on account of any such item of disbursement from the Trust Fund from time to time. To the extent not paid by the Employer, the Trustee’s fees shall constitute a lien upon the trust fund until paid, and the Employer hereby authorizes the Trustee to deduct any trustee’s fees that are 60 days or more past due and over which the Employer has not objected in good faith.
(j)To Hold and Deposit Funds. To hold uninvested such cash funds as is reasonably necessary during the period of time in which a benefit distribution or other check is outstanding, an investment transaction is pending, or any similar transaction is in progress, or as directed by the Employer to meet the anticipated cash requirements of the Plan from time to time, and to deposit such funds or any part thereof, either separately or together with other trust funds under the control of the Trustee in its own deposit department or to deposit the same in its name as Trustee in such other depositories as the Employer may direct, without incurring liability for payment of interest thereon, notwithstanding that the Trustee or a related entity may directly or indirectly benefit from any float that accrues, all in accordance with usual and customary banking and fiduciary practices. The Employer acknowledges and approves that any such float shall constitute part of the Trustee’s compensation for its services and is in addition to the fees and expenses charged directly to the Employer or the Plan by the Trustee and its affiliates.
(k)To Provide Ancillary Services. To provide ancillary services to the Trust for not more than reasonable compensation.
(l)To Use Collective Trust Funds as Directed. Solely pursuant to directions of an individual or entity authorized to direct the Trustee, to invest in any collective investment fund or funds, including common and group trust funds, which consist exclusively of assets of exempt pension and profit sharing trusts and individual retirement accounts qualified and tax exempt under the Internal Revenue Code of

1986, including any such fund or funds presently in existence or hereafter established, and which are maintained by a bank or trust company supervised by a state or federal agency, notwithstanding that the bank or trust company is the Trustee, Agent, or is otherwise a party in interest of the Plan, including Wells Fargo Bank, N.A. or an affiliate of Wells Fargo Bank, N.A. The assets so invested shall be subject to all the provisions of the instruments establishing such funds as they may be amended from time to time. Such instruments of group trusts as they may be amended from time to time are hereby incorporated and made a part of the governing Plan documents as if fully set forth therein. The combining of money and other assets of the Trust with money and other assets of other qualified trusts in such fund or funds is specifically authorized.
(m)To Invest in Mutual Funds. Solely pursuant to directions of an individual or entity authorized to direct the Trustee, to invest in shares of any registered investment company whether or not the Trustee or any of its affiliates is an advisor to, or other service provider to, such company and receives compensation from such company for the services provided.
(n)To Invest in Employer Securities or Real Property as Directed. Solely pursuant to directions of an individual or entity authorized to direct the Trustee, to invest all many part of the Trust Fund in “qualifying employer securities” or “qualifying employer real property,” as those terms are used in the Code and ERISA; provided, however, that the Employer shall take any steps necessary to assure that investments in such securities comply with any applicable securities laws. If qualifying employer securities or qualifying employer real property are purchased from or sold to a “disqualified person” or “party in interest,” as those terms are used in the Code and ERISA, and if there is no generally recognized market for such securities or property, the purchase shall be for not more than adequate consideration and the sale shall be for not less than adequate consideration, as defined under ERISA and regulations promulgated thereunder and determined in good faith by the Plan Administrator. If the Plan does not quality under Section 407 of ERISA as an “eligible individual account plan,” (e.g., post-ERISA money purchase pension plans, defined benefit plans, or target benefit plans) qualifying employer securities and qualifying employer real property acquired by the Trust Fund may not exceed the 10% limit under Section 407 of ERISA.
(o)To Rely upon Instructions and Documents. To rely in good faith upon written and oral instruction received from the Employer and Plan Administrator, and any other person or entity that the Trustee determines in good faith to have the authority to act on behalf of the Employer or Plan Administrator, without duty to inquire further as to the facts or other information provided it.
(p)To Invest in Life Insurance. To invest in life insurance policies on the lives of Participants, but only if authorized by the Plan and only as directed by the Plan Administrator.
Sec. 2.Appointment of Investment Manager
. The Employer may appoint one or more parties that are registered as investment advisers under the Investment Advisers Act of 1940, banks, or insurance companies to serve as an Investment Manager as defined in ERISA. The appointment of any such Investment Manager and investment of the Trust Fund pursuant to such appointment shall be subject to the following, notwithstanding any provisions of this Trust Agreement to the contrary:
(a)Written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the effective date of the appointment. Such notice shall state what portion of the Trust Fund is to be invested by the Investment Manager and shall direct the Trustee to segregate such portion of the Trust Fund into a separate account for such Investment Manager. Each such separate account is referred to as an “Investment Account.”
(b)The Trustee shall not act on any direction or instruction of the Investment Manager until the Trustee has been furnished with an acknowledgment in writing by the Investment Manager that it is a fiduciary with respect to the Plan.

(c)There shall be a written agreement between the Employer and each Investment Manager. The Employer shall provide the Trustee with evidence of the appointment of the Investment Manager.
(d)Among other matters, each such agreement with an Investment Manager shall provide that:
(1)all directions given by an Investment Manager to the Trustee shall be in writing, signed by an officer or partner of the Investment Manager or by such other person as may be designated in writing by the Investment Manager. Directions given electronically shall be deemed to be “in writing.”
(2)all settlement of purchases and sales shall be in the city where the Trustee is located, or such other place as the Trustee may direct;
(3)the Trustee is to retain title to all assets included in an Investment Account, as well as physical custody of such assets unless otherwise agreed to in writing; and
(4)the Employer, by written notice to the investment manager and the Trustee, may modify or terminate the authority of the Investment Manager.
(e)Payment of the cost of the acquisition, sale, or exchange of any security or other property for an Investment Account shall be charged to that Investment Account unless the agreement between the Employer and Investment Manager provides otherwise.
(f)So long as the appointment of an Investment Manager is in effect, the Investment Manager shall have full power, discretion, and authority to direct the Trustee as to, and full responsibility for, investment of its Investment Account and for the retention and disposition of any assets at any time included in its Investment Account. The Investment Manager may direct the Trustee to invest in equity securities of the Trustee or collective or mutual funds that hold equity securities of the Trustee. The Investment Manger may also direct the Trustee to invest in debt securities of the Trustee if the Investment Manager qualifies as a qualified professional asset manager under prohibited transaction class exemption 84-14 or satisfies another prohibited transaction exemption.
(g)The Investment Manager shall direct the Trustee with respect to the tendering, voting, and other appurtenant rights applicable to all stocks and other securities in the Investment Account.
(h)The Trustee shall make available to an Investment Manager copies of or extracts from such portions of its accounts, books, or records relating to the Investment Account of such Investment Manager as necessary or appropriate in connection with the exercise of the Investment Manager’s function, or as the Employer may direct.
(i)All charges (other than those covered in subsection (e) hereof) against each Investment Account shall be made in such proportions as the Employer may direct from time to time.
(j)If the authority of an Investment Manager is terminated and a successor Investment Manager is not appointed, the Employer shall assume investment discretion and responsibility over the assets held in an Investment Account and the Investment Account shall be treated as a Named Fiduciary Account under Sec. 4.3. Until receipt of written notice of the termination of the authority of an Investment Manager, the Trustee shall be fully protected in assuming the continuing authority of such Investment Manager.
(k)Any direction by an Investment Manager shall be complete as to the terms with respect thereto, and the Trustee shall have no obligation whatsoever to invest or otherwise manage any asset of an Investment Account.
(l)An Investment Manager shall be entitled to receive such reasonable compensation for its services as may be agreed upon with the Employer. Such compensation shall be paid from the Trust Fund if not paid directly by the Employer. The Trustee shall not be responsible for determining the reasonableness of any compensation to be paid to an Investment Manager.
(m)The Employer agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs, or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of actions taken in accordance with directions of an Investment Manager or action omitted because no such directions are given.

Sec. 3.Directions of a Named Fiduciary
. The Employer shall have authority to direct the Trustee as to, and shall be the Named Fiduciary with respect to, the investment and reinvestment of all of the Trust Fund; provided, however, that the Employer may appoint one or more additional Named Fiduciaries that shall have authority to direct the Trustee as to the investment and reinvestment of all or a part of the Trust Fund. The Trustee shall have no responsibility or authority to invest or reinvest any portion of the Trust Fund. The Named Fiduciary may direct the Trustee to invest in equity securities of the Trustee or collective or mutual funds that hold equity securities of the Trustee. The designation of a Named Fiduciary by the Employer and the investment of the Trust Fund pursuant to a direction by a Named Fiduciary shall be subject to the following, notwithstanding any provisions of this Trust Agreement to the contrary:
(a)If the Employer appoints another Named Fiduciary, written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the effective date of the appointment. Such notice shall state what portion of the Trust Fund is to be invested by the Named Fiduciary and shall direct the Trustee to segregate such portion of the Trust Fund into a separate account for such Named Fiduciary. Each such separate account is referred to in this section as a “Named Fiduciary Account.”
(b)All directions given by a Named Fiduciary to the Trustee shall be in writing, signed by the duly authorized person or persons as evidenced by a certificate furnished pursuant to Section 1.4 hereof. Directions given electronically shall be deemed to be “in writing.”
(c)All settlement of purchases and sales are to be in the city where the Trustee is located, or such other place as the Trustee may direct.
(d)In all events the Trustee is to retain physical custody of or title to all assets comprising a Named Fiduciary Account.
(e)The Employer, by written notice to the other Named Fiduciary and the Trustee, may terminate the authority of a Named Fiduciary as to investments.
(f)Payment of the cost of the acquisition, sales, or exchange of any security for a Named Fiduciary Account shall be charged to such Account.
(g)So long as the appointment is in effect of a Named Fiduciary who has authority to direct the Trustee as to investment of a Named Fiduciary Account, the Named Fiduciary shall have full power and authority to direct the Trustee as to, and full responsibility for, investment of its Named Fiduciary Account and for the retention and disposition of any assets at any time included in its Named Fiduciary Account.
(h)The Named Fiduciary shall direct the Trustee with respect to voting, tender, and other appurtenant rights on all stocks and other securities in a Named Fiduciary Account.
(i)The Trustee shall make available to a Named Fiduciary copies of or extracts from such portion of its accounts, books, or records relating to the Named Fiduciary Account of such Named Fiduciary as necessary or appropriate in connection with the exercise of the Named Fiduciary’s function, or as the Employer may direct.
(j)All charges (other than those covered in subsection (f) above) against each Named Fiduciary Account shall be made in such proportions as the Employer may direct from time to time.
(k)If the authority of a Named Fiduciary is terminated and a successor Named Fiduciary is not appointed, the Employer shall assume investment discretion and responsibility over the assets held in a Named Fiduciary Account. Until receipt of written notice of the termination of the authority of a Named Fiduciary, the Trustee shall be fully protected in assuming the continuing authority of such Named Fiduciary.
(l)Any direction by a Named Fiduciary shall be complete as to its terms, and the Trustee shall have no obligation whatsoever to invest or otherwise manage any assets of a Named Fiduciary Account.

(m)If the fair market value of an asset in a Named Fiduciary Account is not available when necessary for accounting and reporting purposes, the fair value of the asset shall be determined in good faith by the Plan Administrator, assuming an orderly liquidation at the time of such determination.
(n)The Trustee shall not be liable for any action it takes or refrains from taking in accordance with proper directions of the Employer or any of its authorized agents (including delegates and appointees). The Trustee shall not be required to pay interest on any portion of the Plan assets held in the Trust that is held un-invested at the direction of the Employer or any of its authorized agents (including delegates and appointees). The Employer shall fully indemnify the Trustee and hold it harmless from loss or liability, including reasonable legal fees and costs, which the Trustee sustains in discharging its duties and responsibilities under this Agreement, unless such loss or liability results from the Trustee’s violation of the terms of this Agreement. Such loss or liability would include any non-recoverable consideration paid to acquire Employer securities from, or not received in selling Employer securities to, a “party in interest” or “disqualified person,” which amount was later determined part of “adequate consideration,” or in excess thereof, by the Internal Revenue Service or other governmental authority.
Sec. 4.Directions by Participants and Beneficiaries
. If the Plan allows Participants and/or Beneficiaries to direct the investment of their accounts, the following provisions shall apply:
(a)The Employer (or other individual or entity appointed pursuant to Sec. 4.3), as Named Fiduciary, shall in its sole discretion select the investment funds available to Participants within the investments authorized under Sec. 4.1 hereof. The Employer hereby directs the Trustee to invest the account of each participant and beneficiary in the Employer-selected investment funds in accordance with the directions of the Participants and Beneficiaries. Direction of Participants and Beneficiaries shall be communicated to the Trustee as specified in the Plan, or by the Plan Administrator if the Plan does not specify a method. If permitted by the Plan or the Plan Administrator under the previous sentence, such directions may be given indirectly through a recordkeeper for the Plan or the Plan Administrator. The selection of investment funds by the Employer shall be subject to the terms of Sec. 4.3, and the Trustee shall have no responsibility or obligation to review the investment options selected by the Employer. The Employer may also terminate investment funds or merge an investment fund into another investment fund. The Trustee shall have no discretion or authority regarding the selection of the investment funds available to Participants and Beneficiaries.
(b)Income and proceeds on sales of investments of each investment fund shall be reinvested in the same Fund.
(c)Any income, loss or expense with respect to investments held separately for an account, and any contributions or distributions with respect to each account, shall be separately charged or credited, as the case may be, to that account.
(d)If a Participant or Beneficiary does not direct the Trustee as to the investment of his or her account, the Employer shall direct the Trustee as to the investment of the account.
(e)If permitted by the Plan, Participants and Beneficiaries may direct the investment of their accounts into self-directed accounts. The administration of such accounts shall be governed by a separate agreement applicable to those accounts.
Sec. 5.Loans to Participants
. If authorized by the Plan, the Trustee shall make loans to Participants on direction of the Plan Administrator. Such direction may be communicated through a recordkeeper on behalf of the Plan Administrator. Each such direction shall be complete with respect to the terms of the loan, the Trustee shall have no discretion with respect thereto. The Plan Administrator shall be responsible for the administration of participant loans, including declaring any such loans in default.

Sec. 6.Voting and Tendering of Employer Securities
. The following provisions shall apply to the voting and tendering of any Employer Securities held in the Trust:
(a)If the Plan permits Participants and Beneficiaries to vote Employer Securities held in their accounts, the Plan Administrator shall deliver proxy and related materials to each Participant and Beneficiary holding such securities in their accounts. The Trustee shall vote such Employer Securities in accordance with the directions given by the Participants and Beneficiaries on the proxy. Participants and Beneficiaries directing the Trustee on voting Employer Securities shall be considered Named Fiduciaries for this purpose and for voting shares for which proper voting directions are not received by the Trustee from either the Participants and Beneficiaries or the Plan Administrator. The Trustee may establish reasonable procedures and deadlines in order to facilitate this voting procedure. The Plan Administrator, as a Named Fiduciary, shall direct the Trustee how to vote those Employer Securities for which the Trustee has not received proper voting directions from Participants and Beneficiaries by the applicable deadline. If the Plan Administrator does not direct the Trustee on how to vote such Employer Securities, the Trustee shall vote such Employer Securities in the same proportion as the Employer Securities which were voted by Participants and Beneficiaries. In all cases, the Trustee shall have no discretion regarding the voting of Employer Securities. If the Plan does not permit Participants and Beneficiaries to vote Employer Securities on all matters subject to shareholder vote, this Sec. 4.6(a) shall only apply to those matters on which the Plan does permit Participants and Beneficiaries to vote; other matters shall be governed by Sec. 4.6(b).
(b)If the Plan does not permit Participants and Beneficiaries to vote Employer Securities held in their accounts, the Plan Administrator, in its discretion as a named fiduciary, shall direct the Trustee on how the Employer Securities shall be voted. If the Plan Administrator does not direct the Trustee on how to vote Employer Securities, the Trustee shall not vote such Employer Securities. In all cases, the Trustee shall have no discretionary authority over the voting of Employer Securities.
(c)If the Plan permits Participants and Beneficiaries to give directions to the Trustee with respect to the tendering of Employer Securities held in their accounts, upon the receipt of a bona fide tender offer for some or all of the Employer Securities held in the Trust, the Plan Administrator shall deliver to each Participant and Beneficiary a notification and related materials describing the tender offer and shall solicit from each such Participant and Beneficiary directions with respect to whether the Trustee shall tender the shares of Employer Securities held in their accounts. The Trustee may establish reasonable procedures and deadlines in order to facilitate this tendering procedure. The Trustee shall tender shares of Employer Securities as directed by the Participants and Beneficiaries. Participants and Beneficiaries shall be considered named fiduciaries for purposes of this Sec. 4.6(c). Participants and Beneficiaries who do not properly direct the trustee to tender or not to tender shall be deemed to have directed the Trustee not to tender the Employer Securities held in their accounts.
(d)If the Plan does not permit Participants and Beneficiaries to tender Employer Securities held in their accounts, the Plan Administrator, in its discretion as a named fiduciary, shall direct the Trustee on how the Employer Securities shall be tendered. If the Plan Administrator does not direct the Trustee on how to tender Employer Securities, the Trustee shall not tender such Employer Securities. In all cases, the Trustee shall have no discretionary authority over the tendering of Employer Securities.
(e)The Plan Administrator may appoint another entity as a named fiduciary for the purpose of voting and/or tendering Employer Securities for any matter under this Sec. 4.6. The Plan Administrator shall furnish the Trustee with written notice of such appointment and the appointee’s acceptance of the appointment.
Article V - CO-TRUSTEES
Sec. 1.Co-trustee

. The Trustee shall be the sole trustee under this Trust Agreement. If another entity (including all persons, corporate or individual) is appointed by the Employer as a trustee of the Plan, the Trustee and the other entity shall not be considered co-trustees. Rather, each trustee shall be solely responsible for the assets it possesses and for purposes of allocating fiduciary responsibility and liability, the Trust Fund shall be considered as two separate trusts, each governed solely by the trust agreement applicable to that portion of the overall trust fund. If any assets of the Trust are to be transferred to another trustee, before the appointment of any such entity shall be effective, the Trustee shall be furnished with written evidence satisfactory to it of the appointment of such person as a trustee and of such entity’s acceptance of the trusteeship. The Employer shall be responsible for notifying any trustee of the termination of another trustee and for redistributing the Trust Fund among the remaining trustees or any successor trustee.
Sec. 2.Bonding
. Any individual appointed as Trustee hereunder shall give such bond for the faithful performance of duty hereunder as the Employer shall require. The premium therefore shall be paid from the trust fund if not paid directly by the Employer.

Article VI -	CHANGE IN TRUSTEE
Sec. 1.Resignation
. The Trustee may resign at any time by giving thirty days’ advance written notice to the Employer, or such shorter period of time as may be mutually agreed upon by the Employer and the Trustee.
Sec. 2.Removal
. The Employer may remove any Trustee by giving thirty days’ advance written notice to the person being removed, or such shorter period of time as may be mutually agreed upon by the Employer and the Trustee.
Sec. 3.Successor
. In the event of the resignation or removal of a Trustee, the Employer shall promptly appoint a successor; if no appointment of a successor is made by the Employer within a reasonable time after resignation or removal of the Trustee, either the Trustee or the Employer may petition any court of competent jurisdiction to appoint a successor, after such notice, if any, solely to the Employer and the retiring Trustee, as such court may deem proper and suitable. The retiring Trustee shall be furnished with written notice from the Employer or the court, as the case may be, of the appointment of the successor, and shall also be furnished with written evidence of the successor’s acceptance of the trusteeship. If a successor trustee cannot be located, either before or after application has been made to any court, the chief executive officer of the Employer, or similarly situated individual if there is no chief executive officer, shall assume trustee responsibilities over the Trust Fund.
Sec. 4.Duties on Succession
. Every successor trustee accepting a trusteeship under this Trust Agreement shall have all the right, title, powers, duties, exemptions, and limitations of the Trustee hereunder. No predecessor trustee shall have any right, title, or interest in the Trust Fund except as hereinafter provided in the case of the replacement of a sole trustee. If a trustee being replaced is then the sole trustee hereunder, such trustee shall, upon the appointment and acceptance of a successor trustee, transfer and deliver the assets of the Trust Fund to the successor, after reserving such reasonable amount as it shall deem necessary to provide for its fees and expenses and any sums chargeable against the Trust Fund for which it may be liable. Any predecessor trustee shall do all acts necessary to vest title of record in the successor trustee. The Trustee shall not be in any way liable or responsible for anything done or omitted to be done by any trustee prior the Trustee’s acceptance of the trusteeship, nor shall the Trustee have any duty to examine the administration of the Trust prior to such acceptance. If the Trustee is a successor trustee, the Trustee may retain all existing investments of the Trust, including any securities of the Trustee which were held by the predecessor trustee, unless directed otherwise by the Employer. The Employer shall indemnify and hold the Trustee harmless for any liability arising out of the acts or omissions of any predecessor trustee.
Sec. 5.Changes in Organization of Trustee
. If any corporate trustee acting hereunder is merged with another corporation or association, or is succeeded by another corporation or association, through consolidation or otherwise, the acquiring corporation or association shall thereupon become Trustee hereunder. When authorized by statute or court order any corporate trustee acting hereunder may permit itself to be succeeded as such corporate trustee by another corporation or association in which case the acquiring corporation or association shall thereupon become Trustee hereunder. In each case the acquiring corporation or association shall be Trustee of the Trust as though specifically so named herein. Notwithstanding the foregoing provisions of this section, an acquiring corporation or association shall become Trustee hereunder only if it has trust powers and is formed under the laws of the United States of America or any subdivision thereof.

Article VII -	MISCELLANEOUS
Sec. 1.Benefits May Not Be Assigned or Alienated
. Except as otherwise expressly permitted by the Plan or by law, the interests of persons entitled to benefits under the Plan or this Trust Agreement may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, or directly or indirectly.
Sec. 2.Incompetent Payee
. If in the opinion of the Plan Administrator a person to whom the Trustee is directed to make one or more payments is disabled from caring for his or her affairs because of mental condition, physical condition, or age, the Plan Administrator may direct that payment due such person be made to such person’s guardian, conservator, or other legal personal representative, including under a Uniform Transfer or Gifts to Minors Act or similar law, upon furnishing the Plan Administrator with evidence satisfactory to the Plan Administrator of such status. Prior to the furnishing of such evidence, the Trustee may be directed by the Plan Administrator to make payments due the person under disability, for such person’s use and benefit, to any person or institution then in the opinion of the Plan Administrator caring for or maintaining the person under disability. The Trustee shall have no liability with respect to payments so made. The Trustee shall have no duty to make inquiry as to the competence of any person to whom it is directed to make payment.
Sec. 3.Evidence
. Evidence required of anyone under this Trust Agreement may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable, and to be signed, made, or presented by the proper party.
Sec. 4.Written Direction
. If a provision of this agreement requires that a communication or document be provided to the Trustee in writing or written form, that requirement may also be satisfied by a facsimile transmission, electronic mail or other electronic transmission of text (including electronic records attached thereto), if the Trustee reasonably believes such communication or document has been signed, sent or presented (as applicable) by any person or entity authorized to act on behalf of the Employer or Plan Administrator. If this agreement requires that a communication or document be signed, an electronic signature satisfies that requirement. Any electronic mail or other electronic transmission of text will be deemed signed by the sender if the sender’s name or electronic address appears as part of, or is transmitted with, the electronic record. The Trustee will not incur any liability to anyone resulting from actions taken in good faith reliance on such communication or document. Nor shall the Trustee incur any liability in executing instructions from any person or entity authorized to act on behalf of the Employer or Plan Administrator prior to receipt by it of notice of the revocation of the written authority of such person or entity.
Sec. 5.Dealings of Others with Trustee
. No person (corporate or individual) dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee or to determine whether the Trustee is acting pursuant to any authority granted to it under this Trust Agreement.
Sec. 6.Audits
. The Employer shall have the right to cause the books, records, and accounts of the Trustee that relate to the Plan to be examined and audited by independent auditors designated by the Employer at such times as the Employer may determine, and the Trustee shall make such books, records, and accounts available for such purposes at all reasonable times.
Sec. 7.Trustee Warranty Against Conviction
. A person accepting trusteeship hereunder warrants that such person has not been convicted of or imprisoned for a crime preventing such person under the provisions of ERISA from serving as Trustee hereunder.
Sec. 8.Corporate Change and Litigation
. The Employer will timely notify the Trustee of any change in corporate structure or collective bargaining agreements that may have impact on the Plan. In addition, the Employer will notify the Trustee of any pending significant litigation against the Plan, any fiduciary to the Plan, and disclose the details of such litigation to the Trustee in a timely fashion.
Sec. 9.Successors
. The provisions of this Trust Agreement shall be binding on the Employer and its successors. If a successor to the Employer or a purchaser of all or substantially all of the Employer’s assets elects to continue the Plan, such successor or purchaser shall be substituted for the Employer under this Trust Agreement.
Sec. 10.Waiver of Notice
. Any notice required under this Trust Agreement may be waived by the person entitled thereto.
Sec. 11.Headings
. Headings at the beginning of articles and sections are for convenience of reference, shall not be considered a part of this Trust Agreement, and shall not influence its construction.
Sec. 12.Use of Compounds of Word “Here”
. Use of the words “hereof”, “herein”, “hereunder”, or similar compounds of the word “here” shall mean and refer to the entire Trust Agreement unless the context clearly indicates otherwise.
Sec. 13.Construed as a Whole
. The provisions of this Trust Agreement shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.
Sec. 14.Counterparts
. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

Sec. 15.Fees Paid to Trustee and Affiliates
. The Employer, in its fiduciary capacity, acknowledges that the Trustee and its affiliates may receive, directly or indirectly, fees and expenses from mutual funds in which the Plan is invested and from the investment advisers and service providers of such funds. Such fees and expenses are in addition to the fees and expenses charged directly to the Employer or the Plan by the Trustee and its affiliates. The adoption of the Trust by the Employer shall constitute the Employer’s approval of such additional fees and expenses, provided that the Employer had, prior to the payment of such fees and expenses, received a current prospectus for the mutual funds and a disclosure of the fees charged directly to the Employer or Plan by the Trustee and its affiliates.
Sec. 16.Information Exchange and Security
. The Trustee shall reasonably rely on the information provided by the Employer and its authorized agent in performing its duties in this Agreement. Any confidential or sensitive information must be exchanged between the Trustee and the Employer in a secure manner that is acceptable to the Trustee and the Employer with respect to information security. Both parties agree to comply with all applicable laws and conform to generally accepted information security standards for the processing of Employer and participant information, and to work cooperatively in addressing any issues regarding the security and safekeeping of such information. The Employer acknowledges that timely receipt of appropriate information is a prerequisite to the performance of the Trustee’s duties under this Agreement. The Employer agrees to promptly and securely provide any information reasonably requested by the Trustee to enable the fulfillment of its responsibilities under this Agreement, and to sign certifications and other documentation related to the responsibilities expressed in this Agreement. The Trustee shall have no obligation to perform any of the services described in or contemplated by this Agreement, unless and until a reasonable time after all information it reasonably may request has been provided by the Employer or its authorized agent.
Sec. 17.Force Majeure
. Notwithstanding anything to the contrary contained herein, the Trustee shall not be responsible or liable for any losses to the Trust Fund resulting from any event beyond the reasonable control of the Trustee, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, eminent domain or similar action by any governmental authority; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust’s property; or the breakdown, failure or malfunction of any utility, telecommunication, or computer systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or poor or incomplete data provided by the Employer; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event.

Article VIII -	AMENDMENT AND TERMINATION
Sec. 1.No Diversion
. The Trust Fund shall be for the exclusive purpose of providing benefits to Participants under the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by ERISA. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries or payment of Plan expenses, and no amendment shall be effective if it causes such diversion. Notwithstanding the foregoing:
(a)If any contribution or portion thereof is made by the Employer by a mistake of fact, the Trustee shall, upon written direction of the Employer, return such contribution or portion thereof to the Employer within one year after the payment of the contribution to the Trustee.

However, earnings attributable to such contribution or portion thereof shall not be returned to the Employer but shall remain in the Trust Fund, and the amount returned to the Employer shall be reduced by any losses attributable to such contribution or portion thereof.
(b)Contributions by the Employer are conditioned upon initial qualification of the Plan under Code Section 401(a). If the Plan receives an adverse determination letter from the Internal Revenue Service with respect to such initial qualification, the Trustee shall, upon written direction of the Employer, return the amount of such contribution to the Employer within one year after the date of denial of qualification of the Plan; provided, however, that the application for qualification must have been submitted to the Internal Revenue Service by the time prescribed by law for filing the Employer’s federal income tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe. For this purpose, the amount to be so returned shall be the contributions actually made, adjusted for the investment experience of and any expenses chargeable against, the portion of the Trust Fund attributable to the contributions actually made.
(c)Contributions by the Employer are conditioned upon the deductibility of each contribution under Code Section 404. To the extent the deduction is disallowed, the Trustee shall, upon written direction of the Employer, return such contribution to the Employer within one year after the disallowance of the deduction. However, earnings attributable to such contribution (or disallowed portion thereof) shall not be returned to the Employer but shall remain in the Trust Fund, and the amount returned to the Employer shall be reduced by any losses attributable to such contribution (or disallowed portion thereat).
In the case of any such return of contributions, the Employer shall cause such adjustment to be made to the Accounts of Participants as it considers fair and equitable under the circumstances.
Sec. 2.Amendment
. Subject to the provisions of Sec. 8.1 hereof, this Trust Agreement may be amended at any time or from time to time and in any manner by a written agreement of the Trustee and the Employer, in the case of a corporation, by action of its board of directors or by an officer duly authorized to make such an amendment by action of the board of directors, which specifically states that it is an amendment of this Trust Agreement. The provisions of any such amendment may be made applicable to the Trust Fund as constituted at the time of the amendment as well as to the part of the Trust Fund subsequently acquired.
Sec. 3.Termination of Plan
. If the Plan is terminated, this Trust shall nevertheless continue in effect until the Trust Fund has been distributed in accordance with the provisions of the Plan pursuant to directions under Sec. 3.1(c) hereof.
Sec. 4.Transfer to Other Funding Agency
. If pursuant to directions under Sec. 3.1(c) hereof the entire Trust Fund is transferred to a funding agency for the Plan that is not a Trustee, this Trust shall thereupon terminate.

IN WITNESS WHEREOF, the Employer and the Trustee have caused this Trust Agreement to be executed by their duly authorized officials, as of the day and year first above written.
Oceaneering International, Inc. (the “Employer”)
By     /S/ DAVID K. LAWRENCE
Its     VICE PRESIDENT
WELLS FARGO BANK, N.A.
By     /S/ SONDRA JOHNSON
Its     Vice President